UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Exicure, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 10, 2022
Dear Stockholder:
You are cordially invited to attend a special meeting of the stockholders (the “Special Meeting”) of Exicure, Inc., a Delaware corporation (“Exicure,” the “Company,” “we,” “our” or “us”). The Special Meeting will be held on December 15, 2022, at 9:00 a.m. Central Time, and will be held virtually and exclusively online via a live audio-only webcast. You may attend, vote and submit questions during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/XCUR2022SM.
On September 26, 2022, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with CBI USA, Inc. (“CBI USA”), pursuant to which the Company agreed to issue and sell to CBI, in a private placement (the “Private Placement”), 3,400,000 newly issued shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), at a price per share of $1.60. At the closing of the Private Placement (the “Closing”), subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the transaction at this Special Meeting, CBI USA will consummate the purchase of 3,400,000 shares of Common Stock for an aggregate purchase price of approximately $5.44 million.
In connection with the transactions described above, the Company is holding the Special Meeting for the following purposes, as more fully described in the accompanying proxy statement:
1. To approve the issuance of shares in the Private Placement, which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). We refer to this proposal as the “Private Placement Proposal” or “Proposal 1.”
2. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this proposal as the “Adjournment Proposal” or “Proposal 2.”
If the Private Placement is approved by our stockholders, following the Closing, CBI USA will become our majority shareholder, owning approximately 50.4% of our Common Stock. Our Common Stock will continue to be listed on Nasdaq, and the Company will continue as a public reporting company under the rules of the Securities and Exchange Commission.
The proxy statement attached to this letter provides you with more specific information concerning the Special Meeting, the Securities Purchase Agreement, the transactions contemplated by the Securities Purchase Agreement, including the Private Placement, and other related matters, including information as to how to cast your vote. The Company encourages you to read the entire proxy statement, the copy of the Securities Purchase Agreement attached as Annex A to the proxy statement, and the other annexes to the proxy statement carefully and in their entirely.
Stockholders of record at the close of business on October 17, 2022 will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. You may attend and participate in the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/XCUR2022SM where you will be able to vote electronically and submit questions during the meeting. You will be able to vote electronically and submit questions during the Special Meeting only if you use your control number, which will be included in your proxy materials, to log on to the meeting.
Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.

On behalf of the Board of Directors and the employees of Exicure, we thank you for your continued support and look forward to seeing you at the Special Meeting.

By Order of the Board of Directors,

/s/ Matthias Schroff, Ph.D.
Matthias Schroff, Ph.D.
Chief Executive Officer
Chicago, Illinois
November 10, 2022

EXICURE, INC.
2430 N. Halsted Street
Chicago, Illinois 60614
(847) 673-1700
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on December 15, 2022
To the stockholders of Exicure, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Exicure, Inc., a Delaware corporation (the “Company”), will be held virtually and exclusively online via a live audio-only webcast on Thursday, December 15, 2022, at 9:00 a.m., Central Time for the following purposes:
1.To approve the issuance of shares of Common Stock in the Private Placement, which would result in a “change of control” of the Company under the applicable rules of Nasdaq. We refer to this proposal as the “Private Placement Proposal” or “Proposal 1.”
2.To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. We refer to this proposal as the “Adjournment Proposal” or “Proposal 2.”
These items of business are more fully described in the Proxy Statement accompanying this Notice.
You will be able to attend the Special Meeting online, submit your questions during the Special Meeting and vote your shares electronically during the Special Meeting by visiting www.virtualshareholdermeeting.com/XCUR2022SM. Because the Special Meeting is being conducted electronically, you will not be able to attend the Special Meeting in person.
The record date for the Special Meeting is October 17, 2022 (the “Record Date). Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder at our executive offices for a period of ten days prior to the Special Meeting, and also during the Special Meeting at www.virtualshareholdermeeting.com/XCUR2022SM, until the close of such meeting.
Your vote is very important. Whether or not you attend the Special Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the enclosed proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. If you participate virtually in the Special Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Special Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 15, 2022: THE COMPANY’S PROXY MATERIALS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

By order of the Board,

/s/ Matthias Schroff, Ph.D.
Matthias Schroff, Ph.D.
Chief Executive Officer
Chicago, Illinois
November 10, 2022
The proxy materials are being mailed on or about November 10, 2022.

EXICURE, INC.
2430 N. Halsted Street
Chicago, Illinois 60614
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2022
GENERAL INFORMATION
This proxy statement, the annexes hereto and related materials (collectively, this “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Exicure, Inc. (“Exicure,” the “Company,” “we,” “our” or “us”), for use at our special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) to be held virtually on December 15, 2022 at 9:00 a.m. Central Time.
On September 26, 2022, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with CBI USA, Inc. (“CBI USA”), pursuant to which the Company agreed, subject to the satisfaction of certain conditions, to issue and sell to CBI USA, in a private placement (the “Private Placement”), 3,400,000 newly issued shares (the “Shares”) of our common stock, par value $0.0001 (the “Common Stock”).
At the closing of the Private Placement (the “Closing”), subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the transaction at this Special Meeting, CBI USA will purchase 3,400,000 shares of Common Stock for an aggregate purchase price of approximately $5.44 million.
At the Special Meeting, you will be asked to consider and vote on a proposal to approve the issuance of the Shares in the Private Placement, which would result in a “change of control” of the Company under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). If the Private Placement is approved by our stockholders, following the Closing, CBI USA will become our majority shareholder, owning approximately 50.4% of our Common Stock.
This Proxy Statement summarizes the information you need to know in order to vote on the proposals to be considered at the Special Meeting in an informed manner.
We urge you to read carefully the remainder of this Proxy Statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
AND THE SPECIAL MEETING
The following questions and answers address questions you may have regarding the Special Meeting. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to and/or incorporated by reference in this Proxy Statement, which you should read carefully in their entirety, as well as any amendments thereto or other related documents filed with the Securities and Exchange Commission (the “SEC”).
Why am I receiving this Proxy Statement?
The Board is inviting you to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Special Meeting.
This Proxy Statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the information you need to know to vote by proxy or in person at the Special Meeting. The following are answers to certain questions that you may have regarding the Special Meeting. You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
Where will the Special Meeting be held?
The Special Meeting will be held in a completely virtual format. There will be no physical location for the Special Meeting. You may attend, vote and submit questions during the Special Meeting via the Internet at www.virtualshareholdermeeting.com/XCUR2022SM.
Why are we holding a virtual Special Meeting rather than an in-person Special Meeting?
We have designed the virtual format of our Special Meeting to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board or management. During the live Q&A session of the Special Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Special Meeting, as time permits.
What is the purpose of the Special Meeting?
There are two proposals being presented for stockholder approval:
•To approve the issuance of the Shares in the Private Placement, which would result in a “change of control” of the Company under the applicable rules of Nasdaq; and
•To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.
What are the primary terms of the Private Placement to CBI USA?
In the Private Placement, we are issuing and selling, and CBI USA is purchasing 3,400,000 newly issued Shares at a purchase price of $1.60 per share. The Private Placement is expected to close in the fourth quarter of 2022, subject to the satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the Private Placement at this Special Meeting. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $5.4 million, before deducting estimated offering expenses payable by the Company.
In connection with the Private Placement, CBI USA will have the right to designate the number of members to the Board equivalent to its (together with its affiliates and any “group” of which it or they are then a member) proportional equity ownership of shares of the Company’s common stock from time to time. Each designee of CBI USA must be reasonably acceptable to the Board and CBI USA’s rights to designate directors are subject to Nasdaq Listing Rule 5640. Upon the consummation of the Private Placement, a majority of our Board members will be designees of CBI USA.
If stockholders approve the Private Placement Proposal, will I be required to sell my Common Stock?
The Private Placement involves the purchase by CBI USA of newly issued shares of our Common Stock. You will not be required to sell any of your Common Stock.
If stockholders approve the Private Placement Proposal, will we remain a public company?
Whether or not the Private Placement Proposal is approved, we will continue to remain a public company, with our shares listed for trading on Nasdaq and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the SEC.
What is the effect to us and our other stockholders of having CBI USA as our largest stockholder?
Because of CBI USA’s significant ownership of our Common Stock, any transaction or arrangement between us, on the one hand, and CBI USA or any of its affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our stockholders. This will entail full disclosure of any relationships, transactions or other arrangements between us and CBI USA and/or its affiliates in our filings with the SEC.
Following the Closing of the Private Placement, CBI USA will be our largest stockholder, and it would own a majority of the outstanding shares of our Common Stock and we would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required to be composed solely of independent directors. Further, if CBI USA owns a majority of our Common Stock, it will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Common Stock.
Does the Board recommend stockholder approval of the Private Placement Proposal?
After careful consideration, the Board determined that the Securities Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are advisable and in the best interests of the Company and its stockholders.
Accordingly, the Board unanimously recommends that our stockholders vote:
•“FOR” Proposal 1: approval of the Private Placement Proposal; and
•“FOR” Proposal 2: approval of the Adjournment Proposal.
What factors did the Board consider and what were its reasons for approving the Securities Purchase Agreement and recommending that the stockholders approve the Private Placement Proposal?
After careful consideration, the Board determined that the Securities Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the Private Placement Proposal.
In making its determinations, the Board considered various factors, including:
•The immediate and long-term benefit to the Company’s financial condition of receiving approximately $5.44 million in cash from the sale of the Shares, in light of the Company’s current cash position and longer-term liquidity needs.
•The Company management’s analysis of the likelihood of securing alternative sources of capital, based on the market research conducted by Raymond James & Associates, Inc., of a potential public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed a low likelihood of consummation of any alternatives, as well as a significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its shareholders, which the Board determined was substantially less favorable to the Company than pursuing the Private Placement.
•The significant likelihood that, without the consummation of the Private Placement, the Company will need to seek bankruptcy protection in the near term, which may result in the Company’s shareholders receiving no or very little value in respect of their shares of the Company’s stock.
•The funding that CBI USA has provided and would provide would allow us to continue our previously announced efforts to explore divestiture opportunities and strategic alternatives to maximize stockholder value.
•The recent performance of the Company’s stock price on Nasdaq and the capital markets as a whole, including the Company’s inability to secure any alternative offers to finance the Company via an investment in the Company’s equity or to acquire the Company outright.
•The Private Placement would serve to increase stockholders’ equity and support the Company’s efforts to satisfy the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market.
•The results from preclinical studies of the Company’s SCN9A program that did not meet desired target engagement levels, causing the Company to suspend further preclinical activities for the SCN9A program and seek divestiture opportunities for the SCN9A product candidate.
•The number of shares of our Common Stock beneficially owned by CBI USA prior to the Closing, which was approximately 16.5% of our outstanding shares and the fact that CBI USA is already entitled to designate one director to the serve on the Board.
•The advice of Raymond James & Associates, Inc., the Company’s strategic advisor.
•The Company’s extensive exploration, both by the Company’s internal business development team as well as through its strategic advisors, including Raymond James & Associates, Inc., of opportunities for strategic partnership and/or investment, based on which the Board believes that the Private Placement offers the best opportunity with greatest financial benefit, including after considering the risks that any such anticipated benefits could ultimately not materialize.
•The fact that, as a condition to the closing of the Private Placement and the transactions contemplated by the Securities Purchase Agreement, the Private Placement must be approved by our stockholders;
•The terms and conditions of the Securities Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its shareholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.
•Potential risks associated with alternatives to the Private Placement, including the potential impact on the price of the Company’s common stock and ability to generate sufficient capital to support Exicure’s ongoing operation.

•Potential risks associated with CBI USA’s significant ownership percentage following the Closing, including CBI USA’s right to designate a majority of directors to the Board, which will enable CBI USA to affect the outcome of, or exert significant influence over, all matters requiring Board or stockholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of the Company or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of the Company, which, in turn, could have a negative effect on the market price of the Company’s Common Stock and could impact the low trading volume and volatility of the Company’s Common Stock.
How do I attend the Special Meeting?
You may attend the virtual Special Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. To attend online and participate in the Special Meeting, stockholders of record will need to use their 16-digit control number included in your Notice to log into www.virtualshareholdermeeting.com/XCUR2022SM. Beneficial owners will also need to use their control number to attend the virtual Special Meeting. Instructions should also be provided on the voting instruction card provided by the beneficial owner’s broker, bank, or other nominee.
The Special Meeting will begin promptly on at 9:00 a.m. Central Time, on December 15, 2022. We encourage you to access the Special Meeting prior to start time. Please allow time for online check-in, which will begin at 8:30 a.m. Central Time.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were 4,964,313 shares of our Common Stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), then you are a stockholder of record. As a stockholder of record, you may attend and vote virtually at the Special Meeting, vote by proxy over the telephone or through the Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on the Record Date, your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the proxy materials and proxy card are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically over the Internet at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•To vote through the Internet before the Special Meeting, please visit www.proxyvote.com and follow the instructions provided on the Notice or the proxy card. You will be asked to provide the control number from the

Notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on December 14, 2022 to be counted.
•To vote through the Internet during the Special Meeting, please visit www.virtualshareholdermeeting.com/XCUR2022SM and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on December 14, 2022 to be counted.
•To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the close of business on the Record Date.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote through the Internet, by completing your proxy card, by telephone or virtually at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules, including those voting on behalf of beneficial owners of Nasdaq-listed companies, may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. For these “non-routine” matters for which a broker, bank or other agent has not received voting instructions, a “broker non-vote” occurs.
In this regard, we believe that your broker, bank or other agent may not vote your shares on Proposals 1 or 2 without your instructions (resulting in “broker non-votes” for such matters). However, this remains subject to the final determination from NYSE regarding which of the proposals are “routine” or “non-routine.” Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 2 are both considered to be “non-routine” under NYSE rules and we, therefore, expect broker non-votes to exist in connection with both proposals.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted, as applicable: “For” Proposal 1, the approval of the Private Placement Proposal; and “For” Proposal 2, the approval of the Adjournment Proposal.
Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon?
There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.
Are any of the Company stockholders already committed to vote in favor of the proposals?
We anticipate that CBI USA will vote the shares held by it in favor of Proposal 1 and Proposal 2.
What happens if I sell my shares of Common Stock before the Special Meeting?
The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made to confer the voting rights with respect to such shares to the transferee, retain your right to vote at the Special Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies and have paid the entire expense of preparing, printing, and mailing this proxy statement and any additional materials furnished to shareholders. In addition to solicitations by mail, our officers, directors, and employees may also solicit proxies in person, by telephone, or by other means of communication. Any officers, directors, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each proxy card in the proxy materials, as applicable, to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after submission?
Stockholder of Record: Shares Registered in Your Name
Yes. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. The cutoff time for voting through the internet or by telephone will be 11:59 P.M., Eastern Time, on December 14, 2022, the day before the Special Meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Special Meeting will be counted); by signing and returning a new proxy card with a later date; by sending a timely written notice that you are revoking your proxy to our Secretary at Exicure, Inc., 2430 N. Halsted Street,

Chicago, Illinois 60614; or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares are held in street name, you must contact your broker, bank or other nominee for instructions as to how to change your vote. Your attendance at the Special Meeting does not revoke your proxy. Your last vote, whether prior to or at the Special Meeting, is the vote that we will count.
How are votes counted?
Votes generally. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for each proposal, votes “For” and “Against,” abstentions, and, if applicable, broker non-votes.
Abstentions and Broker Non-Votes. Abstentions will count towards the quorum. Shares constituting broker “non-votes” are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter or, unless the beneficial holder has provided voting instructions on at least one proposal, whether a quorum exists at the Special Meeting.
Required Vote. The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To approve the issuance of shares in the Private Placement, which would result in a “change of control” of the Company under the applicable rules of Nasdaq.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	No effect	No effect
2	To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	No effect	No effect
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Special Meeting in person or represented by proxy. On the Record Date, there were 4,964,313 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 2,482,157 shares must be present in person or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions, if any, will be counted towards the quorum requirement. If there is no quorum present, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Could other matters be decided at the Special Meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How can I find out the results of the voting at the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We expect to announce final voting results in a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Special Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.
How do the Company’s insiders intend to vote their shares?
All of the Company’s current directors and executive officers and CBI USA, are expected to vote their shares of common stock in favor of all proposals. On the record date, the Company’s current directors and executive officers and CBI USA (prior to effecting the Private Placement) beneficially owned and were entitled to vote an aggregate of shares, representing approximately 22% of the Company’s issued and outstanding common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this Proxy Statement other than statements of historical fact could be deemed forward looking including, but not limited to, statements regarding the Company’s future expectations, plans and prospects, including statements about our beliefs or current expectations of our future financial prospects, operations and corporate governance procedures following the Private Placement with CBI USA, as well as our current beliefs of our future prospects if the Private Placement does not occur, whether as a result of a failure of our stockholders to approve the Private Placement or otherwise. Words such as “plans,” “expects,” “will,” “shall,” “anticipates,” “continue,” “expand,” “advance,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: whether the conditions for the closing of the Private Placement will be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the Securities Purchase Agreement; significant transaction costs, fees, expenses and charges; the risks associated with CBI USA’s significant ownership percentage following the Closing; and the risk of litigation and/or regulatory actions related to the PIPE. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022, as updated by the Company’s subsequent filings with the Securities and Exchange Commission. All information in this Proxy Statement is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

PROPOSAL 1
PRIVATE PLACEMENT PROPOSAL

Overview
As previously disclosed, on September 26, 2022, the Company entered into the Securities Purchase Agreement with CBI USA, pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 3,400,000 newly issued Shares. At the Closing, subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the issuance of Shares in the Private Placement at this Special Meeting, CBI USA will purchase 3,400,000 shares of Common Stock for an aggregate purchase price of approximately $5.44 million.
We are asking our stockholders to consider and vote on a proposal to approve the issuance of Shares in the Private Placement, which would result in a “change of control” of the Company under the applicable rules of Nasdaq. If the Private Placement is approved by our stockholders, following the Closing, CBI USA will become our majority shareholder, owning approximately 50.4% of our Common Stock.
The approval of Proposal 1 is critical in order to fully execute the Company’s financing transaction with CBI USA and to allow the Company to continue as a going concern. The Company also expects that completion of the Private Placement would allow the Company to satisfy the minimum of $2,500,000 in stockholders’ equity under Nasdaq Listing Rule 5550(b)(1) and hopefully to regain compliance for continued listing on The Nasdaq Capital Market.
The terms of the Securities Purchase Agreement and the Private Placement were previously reported in the Current Report on Form 8-K filed by the Company on September 27, 2022. The Private Placement was approved by the Board on September 23, 2022. The Board determined that the Private Placement was advisable and in the best interest of the stockholders of the Company, and determined to recommend that the stockholders approve the Private Placement, for a number of reasons, which are summarized below. In reaching its determination, the Board also considered potential strategic alternatives and the risks that would be involved with delaying or declining to pursue the Private Placement given the Company’s current cash position.
Factors Considered by the Board in its Recommendation
After careful consideration, the Board determined that the Securities Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the Private Placement.
In evaluating the Securities Purchase Agreement and the transactions contemplated thereby, including the Private Placement, the Board consulted with members of the Company’s senior management and its legal and strategic advisors, among others, and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):
•The immediate and long-term benefit to the Company’s financial condition of receiving approximately $5.44 million in cash from the sale of the Shares, in light of the Company’s current cash position and longer-term liquidity needs.
•The Company management’s analysis of the likelihood of securing alternative sources of capital, based on the market research conducted by Raymond James & Associates Inc., of a potential public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed a low likelihood of consummation of any alternatives, as well as a significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its shareholders, which the Board determined was substantially less favorable to the Company than pursuing the Private Placement.

•The significant likelihood that, without the consummation of the Private Placement, the Company will need to seek bankruptcy protection in the near term, which may result in the Company’s shareholders receiving no or very little value in respect of their shares of the Company’s stock.
•The funding that CBI USA has provided and would provide would allow us to continue our previously announced efforts to explore divestiture opportunities and strategic alternatives to maximize stockholder value.
•The recent performance of the Company’s stock price on Nasdaq and the capital markets as a whole, including the Company’s inability to secure any alternative offers to finance the Company via an investment in the Company’s equity or to acquire the Company outright.
•The Private Placement would serve to increase stockholders’ equity and support the Company’s efforts to satisfy the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market.
•The results from the preclinical studies of the Company’s SCN9A program that did not meet desired target engagement levels, causing the Company to suspend further preclinical activities for the SCN9A program and seek divestiture opportunities for the SCN9A product candidate.
•The number of shares of our Common Stock beneficially owned by CBI USA prior to the Closing, which was approximately 16.5% of our outstanding shares and the fact that CBI USA is already entitled to designate one director to the serve on the Board.
•The advice of Raymond James & Associates, Inc., the Company’s strategic advisor.
•The Company’s extensive exploration, both by the Company’s internal business development team as well as through its strategic advisors, including Raymond James Financial, Inc., of opportunities for strategic partnership and/or investment, based on which the Board believes that the Private Placement offers the best opportunity with greatest financial benefit, including after considering the risks that any such anticipated benefits could ultimately not materialize.
•The fact that, as a condition to the closing of the Private Placement and the transactions contemplated by the Securities Purchase Agreement, the Private Placement must be approved by our stockholders;
•The terms and conditions of the Securities Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its shareholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.
•Potential risks associated with alternatives to the Private Placement, including the potential impact on the price of the Company’s common stock and ability to generate sufficient capital to support the Company’s ongoing operation.
•Potential risks associated with CBI USA’s significant ownership percentage following the Closing, including CBI USA’s right to designate a majority of directors to the Board, which will enable CBI USA to affect the outcome of, or exert significant influence over, all matters requiring Board or stockholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of the Company or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of the Company, which, in turn, could have a negative effect on the market price of the Company’s Common Stock and could impact the low trading volume and volatility of the Company’s Common Stock.

Securities Purchase Agreement and Private Placement
As previously disclosed, on September 26, 2022, the Company entered into a Securities Purchase Agreement with CBI USA, pursuant to which we agreed, subject to the satisfaction of certain conditions, to issue and sell to CBI USA, in a private placement under Nasdaq rules, 3,400,000 newly issued Shares at a price per share of $1.60. At the Closing, subject to satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the transaction at this Special Meeting, CBI USA will consummate its purchase of 3,400,000 shares of Common Stock for an aggregate purchase price of approximately $5.44 million.
The Closing is expected to occur by the end of the fourth quarter of 2022, subject to the satisfaction of certain closing conditions referenced above. Following the Closing, CBI USA will become our majority shareholder, owning approximately 50.4% of the Company.
On October 31, 2022, the Company and CBI USA entered into a Side Letter to Securities Purchase Agreement (“Side Letter”), whereby the parties further confirmed and clarified certain agreements between the parties under the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement and the Side Letter, in connection with the Private Placement, CBI USA will have the right to designate the number of members to the Board equivalent to its (together with its affiliates and any “group” or which it or they are then a member) proportional equity ownership of shares of the Company’s common stock from time to time, subject to Nasdaq Listing Rule 5640. Upon the consummation of the Private Placement, a majority of our Board members will be designees of CBI USA.
The Securities Purchase Agreement contains customary representations and warranties applicable to the Company until the Closing.
Registration Rights Agreement
On September 26, 2022, concurrently with the execution of the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with CBI USA, pursuant to which, among other things, the Company must prepare and file with the SEC, a registration statement with respect to resales of the shares of Common Stock purchased by CBI USA under the Securities Purchase Agreement within 60 days of the Closing.
The foregoing descriptions of the terms of the Securities Purchase Agreement and the Registration Rights Agreement are only a summary and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, which are attached to this Proxy Statement as Annex A and Annex B, respectively.
About CBI USA
CBI USA is a Delaware corporation, the principal business of which is to invest in dynamic businesses initially in the life sciences sector. CBI USA is a subsidiary of CBI Co. Ltd., a Korea-based and listed company (“CBI Co”). The principal business of the CBI Co is a manufacturer of automotive engine and mission parts.
CBI USA is acquiring the shares of Common Stock pursuant to the Securities Purchase Agreement to obtain control of the Company, while providing capital to the Company to allow it to continue as a going concern and remain listed on Nasdaq. As announced by the Company in conjunction with its initial announcement of the Securities Purchase Agreement, the Company has committed to a significant reduction in force, suspended pre-clinical activities and halted all research and development, and is exploring divestiture opportunities and strategic alternatives to maximize stockholder value. As controlling stockholder, and through the exercise of its Board designation rights, CBI USA expects to continue these activities. Without limitation, CBI USA may cause the Company to consider and pursue divestitures as well as investments or strategic transactions in various industries and technologies. While these industries and technologies may include biopharmaceutical, specialty pharmaceutical, medical device, diagnostics and enabling life sciences, CBI USA also expects to consider and potentially pursue transactions in other industries and technologies that are not related to the Company’s historical operations. CBI USA expects to consider investments or transactions outside the U.S., including in Asia where it and its affiliates have relationships and business connections. These investments or transactions may be in the form of asset acquisitions, licensing arrangements, mergers, reverse-mergers or similar business combinations with one or more businesses.
CBI USA has engaged in discussions with the Company regarding the potential purchase of additional shares of Common Stock to ensure adequate control and funding for the Company to continue as a going concern while it explores strategic alternatives. CBI USA has also engaged in discussions with an unaffiliated investment fund regarding potentially participating in such additional purchase and/or purchasing shares of Common Stock from CBI USA, although no contract, arrangement, understanding or relationship as to such a transaction exists as of the date hereof.
Why We Need Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(b).
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. This rule does not specifically define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of a company’s pre-transaction total number of outstanding capital stock. Pursuant to the terms of the Securities Purchase Agreement, at the Closing of the Private Placement, the Company will issue, and CBI USA will purchase, 3,400,000 shares of Common Stock for an aggregate purchase price of approximately $5.44 million. Following the Closing, CBI USA will become our majority shareholder, owning approximately 50.4% of our Common Stock. If this proposal is approved by the stockholders, the Private Placement will result in a change of control under Nasdaq Listing Rule 5635(b).
We are, therefore, seeking stockholder approval for the sale and issuance of the Shares to occur at the Closing and in connection with the Private Placement to satisfy the requirements of Nasdaq Listing Rules 5635(b).
Dilution and Impact on Existing Stockholders
The issuance of the shares of our Common Stock, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders, other than CBI USA, will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our Common Stock to decline.
Following the Closing, CBI USA will become our majority shareholder, owning approximately 50.4% of our Common Stock and a majority of our Board members will be designees of CBI USA. As a result, CBI USA would be able to significantly influence our management and affairs and matters requiring stockholder approval, including the election of directors and the approval of significant corporate transactions, such as mergers, consolidations or the sale of all or substantially all of our assets, and may not act in the best interests of our other stockholders.
Consequences if Stockholder Approval is Not Obtained
If we do not obtain the requisite stockholder approval of the Private Placement Proposal at the Special Meeting, the Closing will not occur and CBI USA will still hold 818,299 shares of Common Stock. Accordingly, we would be unable to complete the Closing and will not receive the gross proceeds of approximately $5.44 million from CBI USA as payment for the shares of Common Stock, and such funds will not be available to pursue the activities described below, substantially limiting our growth potential and we may be unable to continue as a going concern in the near term. Without the approval of the Private Placement Proposal at the Special Meeting and the consummation of the Private Placement, there is a significant likelihood that the Company will need to seek bankruptcy protection in the near term, which may result in the Company’s shareholders receiving no or very little value in respect of their shares of the Company’s stock.
Use of Proceeds
We intend to use the net proceeds from the Private Placement for working capital and general corporate purposes. We may find it necessary or advisable to use the net proceeds for other purposes, and management will have broad discretion in the application of the net proceeds.

Vote Required
The approval of Proposal 1 requires that the number of votes cast by shareholders, either in person or by proxy, “For” this proposal exceed the number of votes cast “Against” this proposal. As noted above, abstentions and broker non-votes will have no effect on this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PRIVATE PLACEMENT PROPOSAL

PROPOSAL 2
APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES
General
If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the special meeting at that time in order to enable the Board to solicit additional proxies.
In this proposal (the “Adjournment Proposal”), we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the special meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.
If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required
The approval of Proposal 2 requires that the number of votes cast by shareholders, either in person or by proxy, “For” this proposal exceed the number of votes cast “Against” this proposal. As noted above, abstentions and broker non-votes will have no effect on this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of (a) September 30, 2022 and (b) assuming stockholder approval of the Private Placement (as described above) at the Special Meeting, by: (i) each of our named executive officers as reflected in our 2022 proxy statement; (ii) each of our current directors; (iii) all of our executive officers and directors as a group; and (iv) each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our outstanding common stock.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of September 30, 2022 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them. Percentage ownership calculations are based on 4,964,313 shares outstanding as of September 30, 2022, adjusted as required by rules promulgated by the SEC, and reflects a one-for-30 reverse stock split of our common stock, that became effective on June 29, 2022. This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D, 13F and 13G filed with the SEC. Except as otherwise noted below, the address for each executive officer and director listed in the table is c/o Exicure, Inc., 2430 N. Halsted Street, Chicago, Illinois 60614.

Greater than 5% Stockholders:	Number of Shares Beneficially Owned Before Private Placement (#)	Percent of Shares Beneficially Owned Before Private Placement (%)	Number of Shares Beneficially Owned After Private Placement (#)	Percent of Shares Beneficially Owned After Private Placement (%))
CBI USA, Inc.(1)	818,299	16.5%	4,218,299	50.4%
Armistice Capital Master Fund Ltd.(2)	526,151	9.6%	526,151	5.9%
AuraSense, LLC (3)	375,254	7.6%	375,254	+
Abingworth Bioventures VII LP (4)	289,959	5.8%	289,959	+
Directors and Named Executive Officers:
Elizabeth Garofalo, M.D. (5)	4,211	*	4,211	*
Jeffrey L. Cleland, Ph.D. (5)	4,529	*	4,529	*
Bali Muralidhar, M.D., Ph.D. (6)	289,959	5.8%	289,959	3.5%
James Sulat (5)	3,243	*	3,243	*
Matthias Schroff, Ph.D. (7)	18,824	*	18,824	*
David A. Giljohann, Ph.D. (8)	82,622	1.6%	82,622	*
Brian C. Bock (9)	—	*	—	*
Douglas E. Feltner (10)	500	*	500	*
All current executive officers and directors as a group (7 persons) (11)	330,957	6.6%	330,957	3.9%

*	Represents beneficial ownership of less than 1%.
+	Represents beneficial ownership of less than 5% after the Private Placement.
(1)	Following the Closing (as described above), and assuming stockholders approve the Private Placement at the Special Meeting, CBI USA will beneficially own approximately 50.4% of our common stock. If the Private Placement is not approved by our stockholders at the Special Meeting, CBI USA will continue to beneficially own 818,299 of our Common Stock.
(2)	Consists of shares of common stock issuable upon the exercise of warrants to purchase common stock held by Armistice Capital Master Fund Ltd. (the “Master Fund”). Armistice Capital, LLC (“Armistice Capital”) is the investment manager of the Master Fund, the direct holder of the shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, New York 10022.
(3)	This information has been obtained from a Form 4 filed on June 16, 2020 by AuraSense, LLC. The address of AuraSense, LLC is 2737 Blackhawk Rd., Wilmette, IL 60091.
(4)	This information has been obtained from a Schedule 13D/A filed on August 11, 2022 by The Carlyle Group Inc. This amount, as of August 1, 2022, consists of (i) 285,430 shares of common stock held by Abingworth Bioventures VII LP (“ABV VII”), over which ABV VII has sole voting power and shared dispositive power and (ii) 4,529 shares of common stock issuable upon exercise of stock options issued to Dr. Bali Muralidhar. Dr. Muralidhar is a Partner of Abingworth LLP (“Abingworth”). Under an agreement between Dr. Muralidhar and Abingworth, Dr. Muralidhar is deemed to hold the options and any shares of common stock issuable upon exercise of the options for the benefit of ABV VII, and must exercise the options solely upon the direction of Abingworth. As a result, for purposes of Rule 13d-3 under the Securities Exchange Act, each of ABV VII and Abingworth may be deemed to beneficially own the shares of common stock and the 4,529 shares of common stock underlying the option held by Dr. Muralidhar. Abingworth, as the investment manager of ABV VII, may be deemed to share voting and dispositive power over the shares held by ABV VII. The Carlyle Group Inc., which is a publicly traded entity listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities reported herein, is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the managing member of Carlyle Investment Management, L.L.C., which is the sole member of Carlyle Genesis UK LLC, which is the principal member of Abingworth. ABV VII has delegated to Abingworth all investment and dispositive power over the securities held of record by ABV VII. Accordingly, each of the foregoing entities may be deemed to share beneficial ownership of the securities held of record by ABV VII, but each disclaims beneficial ownership of such securities. The address of each of the Carlyle entities listed in this footnote is c/o The Carlyle Group Inc., 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, DC 20004-2505. The address of ABV VII is 38 Jermyn Street, London SW1Y 6DN, United Kingdom.
(5)	Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days of September 30, 2022.
(6)	Consists of (i) 285,430 shares of common stock held by Abingworth Bioventures VII, LP as described in footnote (3) and (ii) 4,529 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 30, 2022. Bali Muralidhar, M.D., Ph.D., a member of our Board, is a partner of Abingworth LLP and may be deemed to share voting and dispositive power over the shares held by Abingworth Bioventures VII, LP. Dr. Muralidhar disclaims beneficial ownership of the shares held by Abingworth Bioventures VII, LP.
(7)	Consists of (i) 250 shares of common stock and (ii) 18,574 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 30, 2022.
(8)	Dr. Giljohann was a named executive officer for fiscal year 2022. He resigned as a member of the Board, effective December 10, 2021. Effective January 31, 2022, Dr. Giljohann separated from the Company. Consists of (i) 1,288 shares of common stock held by Dr. Giljohann and (ii) 81,334 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 30, 2022. Dr. Giljohann, a member of AuraSense, LLC, does not have beneficial ownership of the shares held by AuraSense, LLC. Pursuant to the terms and conditions of a separation and transition agreement between us and Dr. Giljohann, dated as of January 31, 2022, Dr. Giljohann’s outstanding vested stock options as of January 31, 2022 shall remain exercisable until the earlier to occur of (a) December 10, 2022 and (b) the applicable option’s original expiration date.
(9)	Mr. Bock was a named executive officer for fiscal year 2022. He resigned as our Chief Executive Officer and a member of our Board effective February 4, 2022. In connection with Mr. Bock’s resignation from the Company on February 4, 2022, all stock options were forfeited.
(10)	Dr. Feltner was a named executive officer for fiscal year 2022. He separated from us effective January 30, 2022. Due to Dr. Feltner’s termination of employment, his outstanding stock options expired on April 30, 2022.
(11)	Consists of (i) 286,230 shares of common stock held by members of our Board of Directors and current executive officers, including 285,430 shares of common stock held by Abingworth Bioventures VII, LP, for which Dr. Muralidhar may be deemed to share voting and dispositive power, and (ii) 44,727 shares of common stock issuable upon the exercise of options exercisable within 60 days of September 30, 2022 held by all current executive officers and directors as a group.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. For this meeting, a number of brokers with account holders who are Exicure stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or Exicure. Direct your written request to our Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on such matters in accordance with his best judgment.

By Order of the Board of Directors,

/s/ Matthias Schroff, Ph.D.
Matthias Schroff, Ph.D.
Chief Executive Officer
November 10, 2022

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 25, 2022, is available without charge upon request to: Corporate Secretary, c/o Exicure, Inc., at 2430 N. Halsted Street, Chicago, Illinois 60614, or by phone, at (847) 673-1700.

ANNEX A
SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of September 26, 2022, by and among Exicure, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser” and together, the “Purchasers”). Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 1.6.
RECITALS
A.    On the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company at Closing (as hereinafter defined), that number of shares of common stock, $0.0001 par value, of the Company set forth opposite such Purchaser’s name on Schedule 1 hereto at a purchase price specified in Section 1.1.
B.    The shares of Common Stock issued to the Purchaser[s] pursuant to this Agreement shall be referred to in this Agreement as the “Shares”.
C.     The parties acknowledge that the sale of the Shares to the Purchaser will constitute in the Purchaser holding more than 19.99% of the Company’s outstanding shares of Common Stock as of the date hereof (the “Exchange Cap”).
D.    The Board of Directors of the Company (the “Board”) has unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders.
AGREEMENT
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE I
PURCHASE AND SALE
1.1    Authorization of Sale of Shares. Subject to the terms and conditions of this Agreement, each Purchaser agrees to, severally and not jointly, purchase from the Company, that number of Shares as set forth opposite each Purchaser’s name on Schedule 1 attached hereto, at a price per Share equal to $1.60 (the “Price Per Share” and the total purchase price for the Shares to be paid by each Purchaser, the “Share Purchase Price”); provided, that, if during the period from the date hereof until and including the Closing, the Company issues to any Person any shares of Company Common Stock or similar securities convertible into, exchangeable for or having the right to subscribe for shares of Company Common Stock at a price per share less than the Price Per Share (other than shares of Company Common Stock issued upon the exercise of options, warrants or similar securities outstanding as of the date hereof), the number of Shares issued to each Purchaser at the Closing will be proportionally and ratably increased such that the Shares issued to each Purchaser will not be affected by any such dilution.
1.2    Closing. Subject to the occurrence of the Closing Event, upon the terms and conditions set forth in this Agreement, at the Closing, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Shares (the closing of such transaction, the “Closing”). The parties understand and agree that, assuming Stockholder Approval is obtained and the other conditions to Closing are satisfied or waived, the Closing shall take place at the offices of Cooley LLP, 500 Boylston Street, Boston, Massachusetts, 02116 or at such other place as the Company and the Purchasers may mutually agree upon, orally or in writing.
1.3    Payment. On the Closing Date, (a) each Purchaser shall pay to the Company its Share Purchase Price in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to each Purchaser, and (b) the Company shall irrevocably instruct American Stock Transfer & Trust Company, LLC (the “Transfer Agent”) to deliver to such Purchaser the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A.
1.4    Closing Deliverables.
a.Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
i.a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A; and
ii.the Registration Rights Agreement, duly executed by the Company;
b.Purchasers. On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:
i.a fully completed and duly executed Stock Registration Questionnaire in the form attached hereto as Exhibit A;
ii.the Registration Rights Agreement, duly executed by each Purchaser;
iii.a fully completed and duly executed Accredited Investor Qualification Questionnaire in the form attached hereto as Exhibit B;
iv.a fully completed and duly executed Bad Actor Questionnaire in the form attached hereto as Exhibit C; and
v.the Share Purchase Price by wire transfer to the account specified by the Company.
c.Further Assurances. On or prior to the Closing Date, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents that take such additional actions as the parties may reasonably deem to be practical and necessary in order to consummate the transactions contemplated hereby.
1.5    [Reserved].
1.6    Defined Terms Used in This Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Company Common Stock” means the Company’s common stock, par value $0.0001 per share.
“Nasdaq” means The Nasdaq Stock Market LLC.
“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Closing Date, by and between the Company and the Purchasers, in the form of Exhibit D attached to this Agreement.
“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the Transaction Documents, including the issuance of all of the Shares in excess of the Exchange Cap.
“Trading Day” means a Nasdaq trading day.
“Transaction Documents” means this Agreement, the Registration Rights Agreement and the annexes and exhibits attached hereto and thereto.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
    Subject to and except as set forth in the SEC Documents (as defined below), the Company hereby represents and warrants to each Purchaser as of the date hereof as follows. For purposes of these representations and warranties (other than those in Sections 2.2, 2.3, 2.5 and 2.6), the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein.
2.1    Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as described in the reports filed by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of the Company’s 2021 fiscal year through the date hereof, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to be so qualified would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, properties, assets, liabilities, operations, financial condition or results of operations of the Company, or the ability of the Company to perform its obligations under the Transaction Documents (a “Material Adverse Effect”).
2.2    Authorization; Enforcement. Subject to Stockholder Approval, the Company has the requisite corporate power and authority to enter into and perform the Transaction Documents and to issue and sell the Shares to be issued by the Company in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action (subject to the receipt of Stockholder Approval), and no further consent or authorization of the Company, its board of directors or stockholders is required, other than Stockholder Approval. When executed and delivered by the Company, this Agreement shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. The Board, at a meeting duly called and held, adopted resolutions approving the transactions contemplated hereby, including the issuance of the Shares to be issued by the Company pursuant to this Agreement.
2.3    Issuance of Shares. The issuance of the Shares has been duly authorized by all necessary corporate action, other than Stockholder Approval, and, when paid for and issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. In addition, the Shares will be free and clear of all liens, claims, charges, security interests or agreements, pledges, assignments, covenants, restrictions or other encumbrances created by, or imposed by, the Company and rights of refusal of any kind imposed by the Company (other than as provided in the Transaction Documents or restrictions on transfer under applicable securities laws) and the holder of the Shares shall be entitled to all rights accorded to a holder of Company Common Stock.
2.4    No Conflicts; Governmental Approvals. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) violate any provision of the Company’s certificate of incorporation or bylaws as currently in effect, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for Stockholder Approval). Other than obtaining Stockholder Approval, the Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares to be issued by the Company in accordance with the terms hereof, other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to the rules and regulations of Nasdaq, including Stockholder Approval, a Nasdaq Listing of Additional Shares notification form, applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file or obtain within the applicable time periods and the filings required to be made pursuant to this Agreement.
2.5    Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Company’s most recent annual report on Form 10-K or subsequent quarterly reports on Form 10-Q (other than the grant of additional awards under the Company’s equity incentive plans or changes in the number of outstanding shares of Company Common Stock due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible or exchangeable into, shares of Company Common Stock, in each case outstanding as of the date set forth in the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q). Except as disclosed in the Company’s most recent annual report on Form 10-K or subsequent quarterly reports on Form 10-Q, the Company does not have any outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities (other than the grant of additional awards under the Company’s equity incentive plans).
2.6    SEC Documents, Financial Statements. The Company represents and warrants that as of the date hereof, the Company Common Stock is registered pursuant to Section 12(b) of the Exchange Act. Since January 1, 2021, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the “SEC Documents”). At the times of their respective filing, all such reports, schedules, forms, statements and other documents of the Company conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. Except as disclosed in the SEC Documents, at the times of their respective filings, such reports, schedules, forms, statements and other documents of the Company did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
2.7    No Liabilities. Except for as disclosed to the Purchaser, the Company has no liabilities or obligations (accrued, absolute, contingent or otherwise), other than liabilities or obligations (i) reflected on the most recent balance sheet of the Company included in the SEC Documents, (ii) incurred in the ordinary course of business since the date of the most recent balance sheet of the Company included in the SEC Documents, (iii) incurred in connection with this Agreement, (iv) incurred pursuant to contracts binding on the Company (other than those resulting from a breach thereof), or (v) that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.
2.8    [Reserved].
2.9    Accountants. The Company represents and warrants that KPMG LLP, whose report on the financial statements of the Company is filed with the Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, was, at the time such report was issued, an independent registered public accounting firm as required by the Securities Act. Except as described in the SEC Documents and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, KPMG LLP has not engaged in any non-audit services prohibited by subsection (g) of Section 10A of the Exchange Act on behalf of the Company.
2.10    Internal Controls. The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not currently aware of any material weaknesses in its internal control over financial reporting.
2.11    Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that are designed to comply with the requirements of the Exchange Act applicable to the Company; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. The Company has conducted evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors with respect to the Company that could significantly affect the Company’s internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company is in compliance in all material respects with all provisions currently in effect and applicable to the Company of the Sarbanes-Oxley Act of 2002, and all rules and regulations promulgated thereunder or implementing the provisions thereof.

2.12    Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company owns, or otherwise has the right to use (including pursuant to license, sublicense, agreement or permission), the patents, trademarks, service marks, patent applications, trade names, copyrights, trade secrets, domain names, information, know-how, proprietary rights and processes (collectively, “Intellectual Property”) reasonably necessary to conduct the business of the Company as described in the SEC Documents and as currently conducted (excluding commercially available off-the-shelf software programs that are licensed to the Company or its subsidiaries pursuant to “shrink-wrap” licenses for a total cost of less than $30,000), without any known conflict with or infringement of the Intellectual Property of others, (ii) to the Company’s knowledge, there has not been any infringement by any third party of any Intellectual Property or other similar rights of the Company, and (iii) the Company has not received any written communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as described in the SEC Documents, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity.
2.13    Taxes. The Company has (i) paid all material federal, state, local and foreign taxes required to be paid through the date hereof, except (x) any such taxes being contested in good faith and for which adequate reserves have been established in accordance with applicable accounting requirements or (y) if a failure to pay such taxes would not reasonably be expected to have a Material Adverse Effect, and (ii) filed all material tax returns required to be filed through the date hereof, in each case except for (x) those returns for which a request for extension has been filed or (y) any failure to file that would not reasonably be expected to have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Company, except where such deficiencies, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
2.14    Employee Matters. No labor disturbance by or dispute with employees of the Company exists or, to the Company’s knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s principal suppliers, manufacturers, contractors or customers, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company has not received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.
2.15    Employee Benefits.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, excluding transactions effected pursuant to a statutory or administrative exemption, has occurred with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any member of its Controlled Group have ever maintained or contributed to or participated in a Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA or a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA. There is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor or any other governmental agency or any foreign regulatory agency with respect to any Plan that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
2.16    Environmental Laws. The Company and its subsidiaries (A) are, and at all times for the two years preceding the date of this Agreement have been, in compliance in all material respects with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, decrees, orders and other legally enforceable requirements relating to Hazardous Substances, the environment, natural resources or the protection of human or worker health or safety (collectively, “Environmental Laws”), (B) have obtained and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws for the conduct of their respective businesses as currently conducted, (C) have not received notice of any actual or potential liability (including such liability of a third party that would reasonably be expected to materially and adversely affect the Company or any of its subsidiaries) under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any release or threat of release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a “Hazardous Substance”), (D) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (E) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except, in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost, obligation or liability, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has been no storage, generation, transportation, use, handling, treatment, release or threat of release of Hazardous Substances by, due to or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or would reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property, in violation of any Environmental Laws or in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
2.17     Insurance. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are, in the reasonable judgment of the Company, ordinary and customary for comparable companies in the same or similar businesses and (ii) neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.
2.18    Anti-Corruption Laws. In the last five years, none of the Company or any of its subsidiaries, or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent, or representative of the Company or of any of its subsidiaries, has, while acting on behalf of the Company or any of its subsidiaries, taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person in violation in any material respect of any applicable anti-corruption laws. In the last five years, the Company and each of its subsidiaries have conducted their respective businesses in compliance in all material respects with applicable anti-corruption laws. Neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the transactions contemplated by this Agreement in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption law.
2.19    Money Laundering Laws. The operations of the Company and each of its subsidiaries are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.20    Data Privacy. Since January 1, 2021, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) the Company and its subsidiaries have operated their business in a manner compliant with (a) all applicable privacy, data security and data protection laws and regulations, (b) all legally binding contractual obligations, and (c) all written, externally distributed Company policies, for each (i)(a) through (c), governing the collection, handling, usage, disclosure and storage of personally identifiable data in the Company’s possession or control, as that term (or similar terms) are defined under applicable privacy, data security and data protection laws (“Personal Data, (ii)  the Company has implemented and maintains policies and procedures designed to ensure the integrity, security and confidentiality of Personal Data collected, handled, used, disclosed and/or stored by the Company in connection with the Company’s operation of its business, (iii)  the Company requires third parties which process Personal Data on its behalf to maintain measures designed to protect the privacy and security of such Personal Data, as applicable, and (iv) since January 1, 2021, the Company has not experienced any actual security incident that has resulted in unauthorized access, acquisition, alteration or modification, loss, theft or other unauthorized processing of any Personal Data.
2.21    No Material Adverse Change. Except as disclosed in the SEC Documents or to the Purchaser, since December 31, 2021, there has not been:
(a)    any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(b)    any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;
(c)    any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;
(d)    any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;
(e)    any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;
(f)    except as described in the SEC Documents, any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is required to file with the Commission pursuant to Item 601(b)(10) of Regulation S-K;
(g)    any material labor difficulties or labor union organizing activities with respect to employees of the Company;
(h)    except as described in the SEC Documents, any material transaction entered into by the Company other than in the ordinary course of business;
(i)    the loss of the services of any executive officer (as defined in Rule 405 under the Securities Act) of the Company; or
(j)    any other event or condition that has had or would reasonably be expected to have a Material Adverse Effect.
2.22    No Undisclosed Events or Circumstances. Except as disclosed in the SEC Documents, since December 31, 2021, except for the consummation of the transactions contemplated herein, to the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
2.23    Litigation. Except as disclosed in the SEC Documents or otherwise disclosed to each Purchaser, no action, suit, proceeding or investigation is currently pending or, to the knowledge of the Company, has been threatened in writing against the Company that: (i) concerns or questions the validity of this Agreement; (ii) concerns or questions the right or authority of the Company to enter into the Transaction Documents and to perform its obligations thereunder; or (iii) is reasonably likely to have a Material Adverse Effect. The Company is neither a party to nor subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently expects to have a Material Adverse Effect.
2.24    Compliance. The Company (i) is not in violation of any provision of the Company’s certificate of incorporation or bylaws as currently in effect, (ii) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (iii) is not in violation of any order of any court, arbitrator or governmental body, or (iv) is not or has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case (other than with respect to clause (i) above) for such defaults or violations as would not have a Material Adverse Effect.
2.25    [Reserved].
2.26    Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940.
2.27    Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Article III hereof, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers hereunder. The Shares (i) were not offered by any form of general solicitation or general advertising (as such terms are defined in Regulation D under the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. No disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) under the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act.
2.28    No Integrated Offering. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
2.29    Shell Company Status. The Company is not, and has not been since September 26, 2017, an issuer identified in Rule 144(i)(1) of the Securities Act. The Company filed current “Form 10 information” (as defined in Rule 144 (i)(3)) with the SEC reflecting its status as an entity that was no longer an issuer described in Rule 144(i)(1)(i) more than one (1) year ago from the date hereof.

2.30    [Reserved].
2.31    [Reserved].
2.32    CFIUS. The Company does not engage in (i) the design, fabrication, development, testing, production or manufacture of one or more “critical technologies” within the meaning of section 721 of the Defense Production Act, 50 U.S.C. § 4565, and all implementing regulations thereof (the “DPA”); (ii) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” within the meaning of the DPA; or (iii) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA.
ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS
    Each Purchaser, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company as follows:
3.1    Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of such Purchaser or its board of directors, stockholders or other governing body is required. When executed and delivered by such Purchaser, this Agreement shall constitute a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.
3.2    No Conflict. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby do not and will not (i) violate any provision of such Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which such Purchaser is a party or by which such Purchaser’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to such Purchaser or by which any property or asset of such Purchaser are bound or affected.
3.3    Purchaser Sophistication; Accredited Investor. Such Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (b) in connection with its decision to purchase the Shares, relied only upon the SEC Documents, other publicly available information, and the representations and warranties of the Company contained herein; (c) is an “accredited investor” pursuant to Rule 501 of Regulation D under the Securities Act; (d) is acquiring the Shares for its own account for investment only and with no present intention of distributing any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Shares; (e) has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares; (f) will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of) any of the Shares except in compliance with the Securities Act and applicable state securities laws; (g) understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such

Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares; (h) understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of such Purchaser’s investment (provided that such acknowledgment in no way diminishes the representations, warranties and covenants made by the Company hereunder); and (i) understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.
3.4    Private Placement. Such Purchaser acknowledges and agrees that the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Such Purchaser acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by such Purchaser absent an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act, including Rule 144 promulgated thereunder.
3.5    Ownership of Capital Stock. Except as previously disclosed to the Company in writing or by email and excluding the Shares, such Purchaser and its Affiliates beneficially own no shares of capital stock of the Company as of the date hereof.
3.6    Stock Legends. Such Purchaser acknowledges that certificates or book-entry credits evidencing the Shares shall bear a restrictive legend in substantially the following form (and including related stock transfer instructions and record notations):
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.
3.7    No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.
3.8    No General Solicitation; Pre-Existing Relationship. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement (as defined in Regulation D under the Securities Act). Such Purchaser also represents that such Purchaser was contacted regarding the sale of the Shares by the Company (or a representative of the Company) and the Shares were offered to such Purchaser solely by direct contact between such Purchaser and the Company (or an authorized representative of the Company). Such Purchaser did not become aware of this offering of Shares, nor were the Shares offered to such Purchaser, by any other means.
3.9    Purchase Entirely for Own Account. The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such

Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time.
3.10    Experience of the Purchasers. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.
3.11    Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. The Purchaser acknowledges receipt of copies of the SEC Documents (or access thereto via EDGAR). Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.
3.12    [Reserved].
3.13    No Rule 506 Disqualifying Activities. Neither such Purchaser nor any person or entity with whom such Purchaser will share beneficial ownership of the Shares is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i)-(viii) under the Securities Act.
3.14    Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.
3.15    Disclaimer of Other Representations and Warranties. Except as expressly set forth in Article II (as qualified by the SEC Documents) or in any other Transaction Document, such Purchaser acknowledges that neither the Company nor any other Person has made or is making any representation or warranty of any kind, express or implied, at law or in equity, including with respect to it or any of its subsidiaries or any of their respective businesses, assets, liabilities, condition (financial or otherwise), prospects or operations, or otherwise, and any such other representations and warranties are hereby expressly disclaimed by the Company. Without limiting the foregoing, such Purchaser has received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plans and cost-related plan information, regarding the Company, its subsidiaries and their respective businesses and operations, and such Purchaser is making its own evaluation of the adequacy and accuracy of all such estimates, projections, forecasts and other forward-looking information, as well as such business plans and cost-related plan information, and such Purchaser has not relied upon and will not have any claim against the Company or any of its subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, with respect thereto.
ARTICLE IV
COVENANTS OF THE PARTIES
4.1    Lockup.
(a)    Agreement to Lock-Up. Each Purchaser hereby agrees that it will not, without the prior written consent of the Company during the period commencing on the Closing Date and ending on the date that is ninety (90) days after the Closing Date (the “Lock-Up Period”) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Company Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Company Common Stock, whether any such transaction described in clause (a) or (b)

above is to be settled by delivery of Company Common Stock or other securities, in cash or otherwise; provided, that this Section 4.1 shall not apply to any transfer of Shares by such Purchaser to its Affiliates, provided that as a condition of such transfer, such Affiliate agrees in writing to be bound by the provisions of this Section 4.1 to the same extent as such Purchaser. Notwithstanding the foregoing, each Purchaser or their respective Permitted Transferees may transfer shares of Company Common Stock during the Lock-Up Period (a) to (i) such Purchaser’s officers or directors, (ii) any immediate family members of such Purchaser’s officers or directors, or (iii) any direct or indirect partners, members or equity holders of Purchaser or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates, (b) to the Company; or (c) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Company Common Stock for cash, securities or other property subsequent to the Closing Date; provided, however, that in the case of clauses (a)(i) to (a)(iii), it shall be a condition to the transfer that the Permitted Transferee execute an agreement stating that the Permitted Transferee is receiving and holding such capital stock subject to this Section 4.1 and there shall be no further transfer of such capital stock except in accordance with this Section 4.1, and provided further that any such transfer shall not involve a disposition for value. The term “Permitted Transferees” means, prior to the expiration of the Lock-Up Period, any person or entity to whom such Purchaser is permitted to transfer such shares of Company Common Stock prior to the expiration of the Lock-Up Period pursuant to this Section 4.1(a).
(b)    Stop Transfer Instructions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Company Common Stock of such Purchaser (and transferees and assignees thereof) until the end of such restricted period.
4.2    Board Rights. Subject to Nasdaq Listing Rule 5640 (the “Voting Rights Rule”), for so long as the Purchasers (and their Affiliates) beneficially own the Shares, the Purchaser shall be entitled to designate for recommendation by the Nominating and Corporate Governance Committee of the Board and, upon such recommendation, nomination by the Board, the number of directors substantially equivalent to the Purchaser’s proportional equity ownership of shares of Common Stock of the Company from time to time as set forth below (any individual designated by the Purchasers, the “Purchaser Designee”). For the avoidance of doubt, for so long as the Purchasers (and their Affiliates) as a shareholder group beneficially own a majority of voting stock of the Company, the Purchasers shall be entitled to designate a majority of directors of the Board as long as such nomination of said directors would not violate the Voting Rights Rule after consultation with Nasdaq. For the further avoidance of doubt, the said majority of directors means three directors in a five-member Board, or four directors in seven-member Board or likewise. In order to effectuate the intent of this Section 4.2, upon closing and thereafter, the Board, at all times and to the extent feasible to do so, shall be composed of an odd number of directors. Notwithstanding the foregoing, each Purchaser Designee must be reasonably acceptable to the Nominating and Corporate Governance Committee of the Board of Directors and the Board, including completion of a satisfactory background check and each Purchaser Designee shall have provided the Nominating and Governance Committee of the Board such information as the Nominating Committee customarily requests pursuant to its charter then in effect or pursuant to the Company’s bylaws, to determine that such board designee is not otherwise disqualified by applicable Nasdaq or Commission rules or regulations from service on the Board. The Company agrees to take all necessary corporate and other actions, including increasing or reducing the size of the Board, if necessary, and filling any vacancy or available directorship by vote of the Board, to permit the designees nominated by the Purchasers to constitute the percentage of the Board substantially equivalent to such Purchaser’s proportional equity ownership of shares of Common Stock, pursuant to the Company’s certificate of incorporation and bylaws. The Purchasers may not assign the rights set forth in this Section 4.2. In the event that Nasdaq informs the Company that it is not in compliance with the Voting Rights Rule as a result of the Purchaser’s rights under this Section 4.2, the Purchaser shall cooperate with the Company to promptly remedy such non-compliance, including replacing or relinquishing its right to a Purchaser Designee hereunder.
4.3     Stockholder Approval.
(a)    The Company shall take all action necessary under applicable law to call, give notice of, convene and hold a meeting of the stockholders of the Company for the purpose of obtaining Stockholder Approval

(the “Special Meeting”). As soon as practicable after the date hereof but in no event no later than twenty (20) calendar days after the date hereof, the Company shall submit to the SEC a preliminary proxy statement with regard to the Special Meeting for the purpose of obtaining Stockholder Approval, with the recommendation of the Board that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Shareholder Approval.
(b)    Nothing contained in this Agreement shall prohibit the Company or the Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to the Company stockholders; provided, however, that in the case of the foregoing clause (iii) the Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure would be inconsistent with its fiduciary duties under applicable law.
(c)    The Purchasers shall furnish any and all information as may be reasonably requested in connection with the preparation, filing and distribution the proxy statements with regard to the Special Meeting in a timely manner and any such information so furnished shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall promptly notify the Purchasers upon the receipt of any comments from the Commission or its staff or any request from the Commission or its staff for amendments or supplements to the proxy statements. Each of the Company and the Purchasers shall use reasonable best efforts to respond as promptly as practicable to any comments of the Commission with respect to the proxy statements.
4.4    Other Offers.
(a)    Notwithstanding anything contrary in this Agreement, if at any time prior to obtaining Stockholder Approval (and in no event after obtaining Stockholder Approval), (i) the Board receives a bona fide written acquisition proposal made after the date hereof that the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, is or is reasonably likely to lead to a superior proposal (a “Superior Proposal”) and (ii) the Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, then the Board, may, subject to compliance with this Agreement, (A) engage in negotiations or discussions with such third party and its representatives, (B) furnish to such third party or its representatives non-public information relating to the Company or any of its subsidiaries pursuant to a confidentiality agreement, a copy of which shall be provided, promptly after its execution, to the Purchasers for informational purposes; provided that the Company shall promptly provide to the Purchasers any such information that is provided to any such Person which was not previously provided to or made available to the Purchasers and (C) following receipt of a Superior Proposal after the date of this Agreement, (x) choose not to make, withdraw or modify a prior recommendation of the Board in a manner adverse to the Purchasers, (y) choose not to make or include a recommendation as specified in Section 4.3(a) in the proxy statements, or (C) recommend, adopt or approve or publicly propose to recommend, adopt or approve such Superior Proposal.
(b)    Notwithstanding anything contrary in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Company at any time prior to the Closing by the Company if the Board has determined to enter into a written agreement to accept a Superior Proposal.
4.5    Continued Payment. The Purchasers hereby agree that following the Closing, the Purchasers shall cause the Company to fulfill and continue to fulfill its obligations with respect to any separation, severance or other employment agreements or written arrangements existing as of and entered into by the Company prior to the Closing Date, including with respect to the payment of any severance, separation, or other similar obligations required thereunder. Other than as discussed with the Purchasers, upon execution of this Agreement and until the Closing Date, the Company agrees not to enter into any new separation, severance or other employment agreements or written arrangements, or modify any existing separation, severance or other employment agreements or written arrangements, without prior written consent of the Purchaser(s) which consent shall not be unreasonably withheld.
4.6    Further Transfers. Without in any way limiting the provisions of Section 4.1, each Purchaser covenants that the Shares will only be sold, offered for sale, pledged, loaned, or otherwise disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, the Company may require such Purchaser to provide to the Company an opinion of counsel selected by such Purchaser, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.
4.7    Indemnification.
(a)    The Company agrees to indemnify and hold harmless the Purchasers, and their respective directors, officers, stockholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (collectively, the “Purchaser Indemnitees”), from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of the Company’s breach of any representation, warranty or covenant contained herein; provided, however, that the Company will not be liable in any such case to the extent and only to the extent that any such loss, liability, claim, damage, cost, fee or expense arises out of or is based upon the inaccuracy of any representations made by such indemnified party in this Agreement, or the failure of such indemnified party to comply with the covenants and agreements contained herein.
(b)    Promptly after receipt by an indemnified party under this Section 4.5 of notice of the commencement of any indemnifiable action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.5, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 4.5 except to the extent the indemnified party is actually prejudiced by such omission. In case any such indemnifiable action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such indemnifiable action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such indemnifiable action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such indemnifiable action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4.5 for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in such circumstance), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the indemnifiable action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened indemnifiable action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such indemnifiable action) unless such settlement, compromise or consent requires only the payment of money damages, does not subject the indemnified party to any continuing obligation or require any admission of criminal or civil responsibility, and includes an unconditional release of each indemnified party from all liability arising out of such indemnifiable action, or (ii) be liable for any settlement of any such indemnifiable action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such indemnifiable action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
(c)    Each Purchaser acknowledges on behalf of itself and each Purchaser Indemnitee that, other than for actions seeking specific performance of the obligations under this Agreement or in the case of fraud, the sole and exclusive remedy of such Purchaser and such Purchaser Indemnitee with respect to any and all claims relating to this Agreement shall be pursuant to the indemnification provisions set forth in this Section 4.5.
4.8    Director and Officer Liability. Following the Closing, the Purchasers shall agree the Company, and the Company hereby agrees, to do the following:
(a)    For six years after the Closing, the Company shall indemnify and hold harmless the present and former directors, officers, employees, of the Company and its subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Person”) from and against any losses, damages, liabilities, costs, expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) in respect of the Indemnified Persons’ having served in such capacity prior to the Closing, in each case to the fullest extent provided under the Company’s certificate of incorporation and bylaws in effect on the date hereof or any indemnification agreements in effect on the date hereof. If any Indemnified Person is made party to any claim, action, suit, proceeding or investigation arising out of or relating to matters that would be indemnifiable pursuant to the immediately preceding sentence, the Company shall advance fees, costs and expenses (including attorneys’ fees and disbursements) as incurred by such Indemnified Person in connection with and prior to the final disposition of such claim, action, suit, proceeding or investigation; provided, that, such Indemnified Person to whom expenses are advanced undertakes to repay such advances if it is ultimately determined by final non-appealable order that such Indemnified Person is not entitled to indemnification.
(b)    For six years after the Closing, the Company shall maintain in effect provisions in the Company’s certificate of incorporation and bylaws (or in such documents of any successor to the business of the Company) regarding elimination of liability of directors, indemnification of officers, directors, employees, fiduciaries and agents and advancement of fees, costs and expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.
(c)    Prior to the Closing, the Company shall obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies (collectively, “D&O Insurance”), which D&O Insurance shall (i) be for a claims reporting or discovery period of at least six years from and after the Closing with respect to any claim related to any period of time at or prior to the Closing, (ii) be from an insurance carrier with a substantially comparable credit rating as the Company’s current insurance carrier with respect to D&O Insurance and (iii) have terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against an Indemnified Person by reason of his or her having served in such capacity that existed or occurred at or prior to the Closing (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company for any reason fails to obtain such “tail” insurance policies as of the Closing, the Company shall continue to maintain in effect, for a period of at least six years from and after the Closing, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with a substantially comparable credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof. Notwithstanding the foregoing, in no event shall the Company be required to expend for the D&O Insurance or for any other policies pursuant to this Section 4.7 an annual premium amount in excess of 350% of the premium amount per annum for the Company’s existing policies; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, the Company shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Closing, for a cost not exceeding such amount.
(d)    If the Company (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company, as the case may be, shall assume the obligations set forth in this Section 4.7.
(e)    The rights of each Indemnified Person under this Section 4.7 shall be in addition to any rights such person may have under the certificate of incorporation or bylaws of the Company or any of its subsidiaries, under Delaware law or any other applicable law or under any agreement of any Indemnified Person with the Company or any of its subsidiaries. These rights shall survive consummation of the transactions contemplated hereby and are intended to benefit, and shall be enforceable by, each Indemnified Person.
ARTICLE V
CONDITIONS TO CLOSING
5.1    Conditions Precedent to the Obligations of Purchasers. The obligation of the Purchasers to acquire the Shares at the Closing is subject to the satisfaction or waiver by the Purchasers, at or before the Closing, of each of the following conditions:
(a)    Representations and Warranties. The representations and warranties of the Company contained in Article II shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Article II hereof not qualified as to materiality shall be true and correct in all material respects as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.
(b)    Performance. The Company shall have performed and complied, in all material respects, with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing, including, without limitation, the delivery by the Company of the items contemplated by Section 1.4(a).
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(d)    No Nasdaq Objection. Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents (other than confirmation of receipt of Stockholder Approval).
(e)    Listing of Additional Shares. The Company shall have submitted a Listing of Additional Shares Notification with the Nasdaq covering all of the Shares.

(f)    Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.
(g)    Stockholder Approval. The Stockholder Approval shall have been duly obtained.
5.2    Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
(a)    Representations and Warranties. The representations and warranties of the Purchasers contained in Article III shall be true and correct in all respects as of the Closing (unless as of a specific date therein in which case they shall be accurate as of such date).
(b)    Performance. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing, including, without limitation, the delivery by such Purchaser of the items contemplated by Section 1.4(a)(ii).
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction (other than Stockholder Approval) shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(d)    Stockholder Approval.  The Stockholder Approval shall have been duly obtained.
(e)    No Nasdaq Objection. Nasdaq shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents (other than confirmation of receipt of Stockholder Approval).
(f)    Registration Rights Agreement. Each Purchaser shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.
ARTICLE VI
MISCELLANEOUS
6.1    Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the Closing and the delivery of the Shares.
6.2    Exchange Act Filing. The Company shall, by 9:00 am Boston time, on the first (1st) Trading Day immediately following the date of the Closing, issue one or more press releases or file with the Commission a Current Report on Form 8-K (the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and any other material non-public information that the Company provided to the Purchasers at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Company’s knowledge, the Purchasers shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents, and the Purchasers shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Company or any of its agents or affiliates in connection with the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Company (i) shall not publicly disclose the name of the Purchasers or any of its affiliates or advisers, or include the name of the Purchasers or any of their affiliates or advisers in any press release, without the prior written consent of such Purchaser and (ii) shall not publicly disclose the name of such Purchaser or any of its affiliates or advisers, or include the name of such Purchaser or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Purchaser, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq.
6.3    No Finder’s Fees. The Company agrees to indemnify and to hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible. Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees or representatives is responsible.
6.4    Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
6.5    Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules; provided, however, that any confidentiality agreements previously entered into between the Company and the Purchasers shall remain in full force and effect. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers, and the Purchasers will execute and deliver to the Company, such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
6.6    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:	Exicure, Inc.
2430 N. Halsted St.
Chicago, IL 60614
Attention: Chief Executive Officer
Email: mschroff@exicuretx.com

with copies (which copies	Cooley LLP
shall not constitute notice	500 Boylston Street
to the Company) to:	Boston, MA 02116
Attention: Marc Recht
Email: mrecht@cooley.com

If to the Purchasers:	To their respective addresses as set forth on Schedule 1 hereto.
6.7    Amendments; Waivers. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Purchasers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
6.8    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
6.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser; provided, however, that no such consent shall be required in connection with any assignment (i) occurring by operation of law in connection with any merger or consolidation to which the Company is a party, (ii) in connection with the acquisition of all or substantially all of the assets of the Company or (iii) any other similar business combination transaction involving the Company. A Purchaser may assign its rights under this Agreement only to a Person to whom such Purchaser assigns or transfers all Shares held by such Purchaser; provided, that (i) following such transfer or assignment, the further disposition of the Shares by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (ii) as a condition of such transfer, such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement as a party hereto and (iii) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.
6.10    Persons Entitled to Benefit of Agreement. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
6.11    Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware

Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
6.12    Counterparts; Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.13    Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.
6.14    Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
COMPANY:
EXICURE, INC.

By: /s/ Matthias Schroff
Matthias Schroff, Ph.D.
Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
PURCHASERS:
CBI USA, Inc.
By:    /s/ Kyungwon Oh
Name:     Kyungwon Oh
(print)
Title:    Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

SCHEDULE 1
SCHEDULE OF PURCHASERS

Name of Purchaser and Address/Contact Information	Number of Shares Purchased	Aggregate Purchase Price
CBI USA, Inc. 3000 Western Ave, Suite 400 Seattle, WA 98121 Telephone No.: 425-220-2542 Facsimile No.: 425-212-9109 E-mail Address: Attention:	3,400,000	$5,440,000

Exhibit A
STOCK REGISTRATION QUESTIONNAIRE
Pursuant to Section 1.4 of the Agreement, please provide us with the following information:

The exact name that the Shares are to be registered in (this is the name that will appear on the common stock certificate(s) or Direct Registration System advice(s)):
The relationship between the Purchaser of the Shares and the Registered Purchaser listed in response to Item 1 above:
The mailing address, telephone and telecopy number of the Registered Purchaser listed in response to Item 1 above:

The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Purchaser listed in response to Item 1 above:
AST Account Number of the Registered Purchaser listed in response to Item 1 above (indicate none if such Registered Purchaser does not yet have one):
Form of delivery of Shares:	Stock certificate(s): Electronic book-entry in the Direct Registration System:

Exhibit B
ACCREDITED INVESTOR QUALIFICATION QUESTIONNAIRE
[See Attached]

Exhibit C
“BAD ACTOR” QUESTIONNAIRE FORMS
[See Attached]

Exhibit D
REGISTRATION RIGHTS AGREEMENT
[See Attached]

ANNEX B
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2022, by and among Exicure, Inc., a Delaware corporation (the “Company”), and each purchasers identified on Schedule 1 hereto (each, including its successors and assigns, a “Purchaser” and together, the “Purchasers”), and shall become effective as of the Closing (as defined in the Purchase Agreement, defined below).
RECITALS
A. In connection with the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of September 26, 2022 (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to the Purchasers on the Closing Date shares of Common Stock (the “Shares”); and

B. To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws.
AGREEMENT
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE 1
DEFINITIONS
Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“Board” means the Board of Directors of the Company.
“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.
“Closing Date” means the date of the closing of the acquisition and issuance of the Shares pursuant to the Purchase Agreement.
“Commission” means the Securities and Exchange Commission.
“Effectiveness Deadline” means the later of (i) the ninetieth (90th) day following the Closing Date if the Commission notifies the Company that it will “review” the Registration Statement and (ii) the tenth (10th) day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review.

“Effectiveness Period” shall have the meaning set forth in Article II.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Filing Date” means the sixtieth (60th) day following the Closing Date; provided, however, that if the Filing Date falls on a day that is not a Business Day, then the Filing Date shall be extended to the next Business Day.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 6.3(a).
“Indemnifying Party” shall have the meaning set forth in Section 6.3(a).
“Losses” shall have the meaning set forth in Section 6.1.
“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
“Registrable Securities” means the Shares issued to the Purchasers; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further that such securities shall no longer be deemed Registrable Securities if (i) such securities have been sold pursuant to a Registration Statement or (ii) such securities have been sold in compliance with Rule 144.
“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be requested by the Company from time to time.
“Trading Day” means a day on which the Company’s common stock is traded on any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Purchase Agreement, and the annexes and exhibits attached hereto and thereto.
ARTICLE II
REGISTRATION
2.1 Registration Obligations; Filing Date Registration. The Company shall use reasonable best efforts to prepare and file with the Commission on or prior to the Filing Date a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by the Holder. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A. The Company shall use reasonable best efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline, and, subject to Section 4.1(m) hereof, to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities or (ii) the date that is two (2) years following the Closing Date (the “Effectiveness Period”). By 4:00 p.m. (New York City time) on the Business Day following the Effectiveness Deadline, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
2.2 Effect of Failure to File Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not filed with the Commission within 90 days following the Closing Date (a “Filing Failure”), then, in satisfaction of the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one half of one percent (0.5%) of the aggregate Share Purchase Price (as such term is defined in the Purchase Agreement) of such Holder’s Registrable Securities included in such Registration Statement on the day of a Filing Failure and on every thirtieth day (pro rated for shorter periods) thereafter until such Filing Failure is cured. The payments to which a Holder shall be entitled pursuant to this Section 2.2 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the tenth (10th) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear simple interest at the rate of one percent (1.0%) of such unpaid Registration Delay Payment per annum (pro rated for shorter periods) until paid in full. Notwithstanding anything to the contrary herein or in the Purchase Agreement, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, four percent (4%) of the aggregate Share Purchase Price of the Shares.
2.3 Right to Request Registration. Subject to the provisions hereof, at any time the Registration Statement covering all Registrable Securities is not effective, other than as permitted in accordance with Section 4.1(m) hereof, and until the expiration of the Effectiveness Period, a Holder may at any time request registration under the Securities Act for resale of all, but not less than all, of the Registrable Securities then-held by the applicable Holder(s) (a “Demand Registration” and each Holder who properly initiates such request shall be referred to individually as an “Initiating Holder” and collectively as the “Initiating Holders”). Subject to Section 2.7 and Section 4.1(m) below, the Company shall (i) file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered pursuant to this Section 2.3 (a “Demand Registration Statement”) within forty-five (45) days after the Initiating Holders’ request therefor and (ii) use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the Commission as soon as practical thereafter. To the extent requested by the Initiating Holders, the Demand Registration Statement shall allow the offer and sale of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by the Securities Act and the rules thereunder.

2.4 Number of and Restrictions on Demand Registrations. Subject to the limitations of Sections 2.3 and 4.1(m), the Holders collectively shall be entitled to effect one (1) Demand Registration hereunder, provided that the total number of Demand Registrations effected hereunder shall not exceed either (i) four (4) Demand Registrations in the aggregate or (ii) two (2) Demand Registrations in any 12-month period. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective, unless the Initiating Holders withdraw their request for such registration, forfeit their right to one (1) Demand Registration pursuant to this Section 2.4, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.4. Subject to Section 2.6, no Holder shall be entitled to request a Demand Registration (i) if the Registration Statement pursuant to Section 2.1 is effective and not subject to suspension permitted under Section 4.1(m) hereof or (ii) if there is an effective Demand Registration Statement which permits the offer and sale of the Registrable Securities on a continuous basis under Rule 415. Further, no Holder shall be entitled to request a Demand Registration at any time when the Company is diligently pursuing a primary or secondary underwritten offering.
2.5 Priority on Demand Registrations. The Company may include securities other than Registrable Securities in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such securities may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Initiating Holder that in their opinion the number of securities proposed to be included in the Demand Registration exceeds the number of securities which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of any Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Securities that the Initiating Holder proposes to sell, and (ii) second, the number of securities proposed to be included therein by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of securities which can be sold is less than the number of securities proposed to be registered pursuant to clause (i) above by the Initiating Holder, the number of securities to be sold shall be allocated to the Initiating Holder in their entirety.
2.6 Effective Period of Demand Registration. Upon the date of effectiveness of the Demand Registration and if such offering is priced promptly on or after such date, the Company shall use commercially reasonable efforts to keep such Demand Registration Statement effective for sale on a continuous basis under Rule 415, or if such rule is unavailable to the Company, for a period equal to one hundred eighty (180) days from such date (or such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) or such shorter period which shall terminate when all of the Registrable Securities covered by such Demand Registration have been sold by the Initiating Holder. If the Company shall withdraw the Demand Registration pursuant to Section 4.1(m) before the end of such period, the Initiating Holder shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count as the one permitted Demand Registration hereunder if after the Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the Commission or any other governmental agency or court for any reason not attributable to the Initiating Holder or its Affiliates and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Securities, and as a result, less than seventy five percent (75%) of the Registrable Securities covered by the Registration Statement are sold by the Initiating Holder pursuant to such Registration Statement.
ARTICLE III
PIGGYBACK REGISTRATIONS
3.1  Right to Piggyback. Until the expiration of the Effectiveness Period, in the event the Registration Statement covering all Registrable Securities is not effective, whenever the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of securities, and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice to the Holders of its intention to effect such a registration and, subject to Sections 3.2 and 3.3, shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Securities with respect to which the Company has received a written request for inclusion therein from a Holder within ten (10) days after such Holder’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the

Company in light of the circumstances. The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. Any Holder may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw at least five (5) days prior to the effectiveness of such Registration Statement or prior to the pricing of the applicable offering. No registration effected under this Section 3 shall relieve the Company of its obligations to effect any registration of the sale of Registrable Securities under Article II and no registration effected pursuant to this Section 3 shall be deemed to have been effected pursuant to Section 2.3.
3.2 Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration) that in their good faith opinion the number of securities proposed to be included in such offering exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of securities requested to be included therein by holders of securities, including the Holders (if any Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among all participating holders on the basis of the number of securities requested to be included therein by all such holders or as such holders and the Company may otherwise agree.
3.3  Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of securities other than a Holder and the managing underwriters advise the Company that in their good faith opinion the number of securities proposed to be included in such registration exceeds the number of securities which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per security proposed to be sold in such offering), then the Company shall include in such registration (i) first, the number of securities requested to be included therein by the holder(s) requesting such registration (including any Initiating Holders), (ii) second, the number of securities requested to be included therein by other holders of securities including any other Holders (if any other Holders have elected to include Registrable Securities in such Piggyback Registration), pro rata (as nearly as practicable) among participating holders on the basis of the number of securities requested to be included therein by such holders or as such holders and the Company may otherwise agree and (iii) third, the number of securities that the Company proposes to sell.
3.4  Basis of Participation. The Holders may not sell Registrable Securities in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Registrable Securities on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
3.5 Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, subject to the terms and conditions of Section 2 hereof, the Company shall have the sole right to select the managing underwriter or underwriters to administer any such offering.
ARTICLE IV
REGISTRATION PROCEDURES
4.1 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
(a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such Registration Statement shall be on another appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder) in accordance with the method or methods of distribution thereof as described on Annex A hereto, and use reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein.
(b) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 4.1(m)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
(c) At the time the Commission declares the Registration Statement effective, each Holder shall be named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Registration Statement is declared effective, any Holder not named as a selling stockholder in the Registration Statement at the time of effectiveness may request that the Company amend or supplement the Registration Statement to include such Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) ten (10) Business Days after such date or (y) ten (10) Business Days after the expiration of any Suspension Period (as defined in Section 4.1(m)) that is either in effect or put into effect within ten (10) Business Days of such date:
(i) if required by applicable law, prepare and file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling stockholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of such Holder’s Registrable Securities included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;
(ii) provide such Holder copies of any documents filed pursuant to Section 4.1(c)(i); and
(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 4.1(c)(i);
(d) Promptly notify the Holders of Registrable Securities (i)(A) when a Registration Statement, a Prospectus or any Prospectus supplement or pre- or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment filed by the Company, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information of the Company; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of the Company for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(e) Use reasonable best efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.

(f) If requested by the Holders of a majority of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such Holders reasonably request to be included therein unless the inclusion of such information would reasonably be expected to expose the Company to liability under federal and state securities laws and regulations and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
(g) Furnish to each Holder, without charge and upon request, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
(h) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.
(i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of the Company to be sold pursuant to a Registration Statement.
(j) Upon the occurrence of any event contemplated by Section 4.1(d)(v), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(k) Use reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on The Nasdaq Stock Market LLC or any subsequent securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.
(l) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving such request.
(m) The Company shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Board reasonably believes would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (iii) an amendment thereto so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such Form S-3 (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive days, or more than ninety (90) total days, in each case during any twelve-month period; provided however that no such postponement or suspension by the Company shall be permitted for more than one sixty (60) day period, arising out of the same set of facts, circumstances or transactions. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 4 is herein called a “Suspension Period.” The Company shall provide prompt written notice to participating Holders of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 4.1(m)), but shall not be obligated under this Agreement to disclose the reasons therefor. Holders shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Securities (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period under the applicable Registration Statement.
(n) The Company shall use reasonable best efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.
(o) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Registration Statement.
(p) In the case of an underwritten offering in which the Holders participate, the Company will enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Securities (including, making appropriate personnel of the Company available at reasonable times and places to assist in customary road-shows that the managing underwriters determine are necessary or advisable to effect the offering).
(q) In the case of an underwritten offering in which the Holders participate, and to the extent not prohibited by applicable law, the Company will (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)), (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews.
4.2 Holder Obligations.
(a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that (i) such Holder furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Holder execute such documents in connection with such registration as the Company may reasonably request.
(b) Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 4.1(h) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4.1(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4.1(d)(ii), 4.1(d)(iii), 4.1(d)(iv), 4.1(d)(v) or 4.1(m), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4.1(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.
(d) Such Holder is bound by the “Lock Up” provisions of Section 4.1 of the Purchase Agreement and notwithstanding any provision of this Agreement, such Holder will not sell, transfer, pledge, lend, offer or otherwise dispose of any Registrable Securities except in compliance with Section 4.1 of the Purchase Agreement.
ARTICLE V
REGISTRATION EXPENSES
5.1 Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company (excluding underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for the Purchasers except as specifically provided below), except as and to the extent specified in this Section 5.1, shall be borne by the Company whether or not a Registration Statement is filed by the Company or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq Stock Market LLC and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made by the Company with the Financial Industry Regulatory Authority and (C) in compliance with state securities or Blue Sky laws by the Company or with respect to Registrable Securities, (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of the Purchasers or, except to the extent provided for above or in the Transaction Documents, any legal fees or other costs of the Purchasers.
ARTICLE VI
INDEMNIFICATION
6.1 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Company’s common stock), underwriters, investment advisors and employees, each Person who controls any such Holder or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, such Prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such

Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); or (ii) in the case of an occurrence of an event of the type specified in Section 4.1(d)(ii)-(v), the use by a Holder of an outdated or defective Prospectus, but only if and to the extent that following such receipt the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder.
6.2 Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); provided however, that in no event shall a Holder’s liability pursuant to this Subsection 5.2, exceed the proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.
6.3 Conduct of Indemnification Proceedings.
(a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
(b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.
(c) All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this

Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
6.4 Contribution.
(a) If a claim for indemnification under Section 6.1 or 6.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(c) The indemnity and contribution agreements contained in this Article VI are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
ARTICLE VII
RULE 144
7.1 Rule 144. As long as any Holder owns any Registrable Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
ARTICLE VIII
MISCELLANEOUS
8.1 Effectiveness. The Company’s obligations hereunder shall be conditioned upon the occurrence of the Closing under the Purchase Agreement, and this Agreement shall not be effective until such Closing. If the Purchase Agreement shall be terminated prior to the Closing, then this Agreement shall be void and of no further force or effect (and no party hereto shall have any rights or obligations with respect to this Agreement).
8.2 Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each non-breaching Holder and Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
8.3 Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Holders of at least a majority of all outstanding Registrable Securities then held by all Holders. Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon each Holder (and their permitted assigns).
8.4 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.
8.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 4:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 4:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth below, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:	Exicure, Inc.
2430 N. Halsted St.
Chicago, IL 60614
Attention: Chief Executive Officer
Email: mschroff@exicuretx.com

with copies (which copies	Cooley LLP
shall not constitute notice	500 Boylston Street
to the Company) to:	Boston, MA 02116
Attention: Marc Recht
Email: mrecht@cooley.com

If to the Purchasers:	To their respective addresses as set forth on Schedule 1 hereto.
8.6 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Holders of at least a majority of all Registrable Securities then outstanding.
8.8 Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.
8.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
8.10 Termination. This Agreement shall terminate at the end of the Effectiveness Period, except that Articles IV and V and this Article VII shall remain in effect in accordance with their terms.
8.11 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If any party hereto shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
8.12 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
8.13 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.
8.14 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.
COMPANY:
EXICURE, Inc.
By: /s/ Matthias Schroff
Matthias Schroff, Ph.D.
Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.
PURCHASERS:
CBI USA, Inc.
By: /s/ Kyungwon Oh
Name: Kyungwon Oh
(print)
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

SCHEDULE 1
SCHEDULE OF PURCHASERS

Name of Purchaser and Address/Contact Information	Number of Shares Purchased	Aggregate Purchase Price
CBI USA, Inc. 3000 Western Ave, Suite 400 Seattle, WA 98121 Telephone No.: Facsimile No.: E-mail Address: Attention:	3,400,000	$5,440,000

ANNEX A
PLAN OF DISTRIBUTION
The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock previously issued or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may sell their shares of our common stock pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•an exchange distribution in accordance with the rules of the applicable exchange;
•privately negotiated transactions;
•short sales;
•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
•a combination of any such methods of sale; and
•any other method permitted pursuant to applicable law.
The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.
To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.
In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.
We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling stockholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling stockholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling stockholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.
ANNEX B
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
EXICURE, INC.
Selling Stockholder Notice and Questionnaire
The undersigned beneficial owner of common stock, $0.0001 par value per share (the “Common Stock”), of Exicure, Inc. (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of , 2022 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related Prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.
QUESTIONNAIRE
1. Name.
(a) Full Legal Name of Selling Stockholder
(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:
(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Stockholder:
Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3. Beneficial Ownership of Registrable Securities:
(a) Type and Number of Registrable Securities beneficially owned:

4. Broker-Dealer Status:
(a) Are you a broker-dealer?
Yes No
Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(b) Are you an affiliate of a broker-dealer?
Yes No
Note: If yes, provide a narrative explanation below:

(c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes No
Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
(a) As of ___________, 202___, the Selling Stockholder owned outright (including shares registered in Selling Stockholder’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account), _________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
(b) In addition to the number of shares Selling Stockholder owned outright as indicated in Item 5(a) above, as of ________________, 202___, the Selling Stockholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to ______________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.
If the answer to Item 5(b) is not “zero,” please complete the following tables:
Sole Voting Power:

Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment Power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c) As of _____________, 202___, the Selling Stockholder had the right to acquire the following shares of the Company’s common stock pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.

6. Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

7. Plan of Distribution:
The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.
State any exceptions here:

***********
The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
“A Company filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The Company was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner: By: Name: Title:

EXICURE, INC.
2430 N. HALSTED STREET
CHICAGO, IL 60614

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The Board of Directors recommends a vote FOR Proposal 1 and FOR Proposal 2:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000583423_1 R1.0.0.3

Our Special Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to: www.virtualshareholdermeeting.com/XCUR2022SM.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com

EXICURE, INC.
Virtual Special Meeting of Stockholders
December 15, 2022 9:00 AM Central Time
This proxy is solicited by the Board of Directors

The undersigned appoint(s) Matthias Schroff, Ph.D. and Elias D. Papadimas, or either of them, as proxies, each with the power of substitution and revocation, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of EXICURE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders of EXICURE, INC. to be held virtually via live audio-only webcast at 9:00 AM, Central Time, on December 15, 2022 at **www.virtualshareholdermeeting.com/XCUR2022SM**, and any adjournment or postponement thereof

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000583423_2 R1.0.0.3